Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust”)

Innovator U.S. Equity Buffer ETF™ – December

(formerly Innovator S&P 500 Buffer ETF™ – December)

Innovator U.S. Equity Power Buffer ETF™ – December

(formerly Innovator S&P 500 Power Buffer ETF™ – December)

Innovator U.S. Equity Ultra Buffer ETF™ – December

(formerly Innovator S&P 500 Ultra Buffer ETF™ – December)

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated March 1, 2021

November 23, 2021

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. The current Outcome Period will end on November 30, 2021, and each Fund will commence a new outcome period that will begin on December 1, 2021 and end on November 30, 2022. Each Fund’s Cap will not be determined until the start of the new outcome period on December 1, 2021. Effective as of the commencement of the outcome period on December 1, 2021, the outcomes for the Funds will be based upon the SPDR® S&P 500® ETF Trust. As of November 22, 2021, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator U.S. Equity Buffer ETF™ – December	BDEC	12.35% – 13.40% (11.56% – 12.61% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Power Buffer ETF™ – December	PDEC	7.94% – 8.65% (7.15% – 7.86% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Ultra Buffer ETF™ – December	UDEC	6.15% – 6.58% (5.36% – 5.79% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference